U. S. SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): August 6, 2002

                      Barrington Foods International, Inc.
         -----------------------------------------------------
        (Exact name of registrant as specified in its charter)

            Nevada                   0-25523                33-0843633
----------------------------   --------------------      -------------------
(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification No.)

       3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV      89109
       ----------------------------------------------------   ----------
             (Address of principal executive offices)         (Zip Code)

          Registrant's Phone: (702) 990-3623  Fax: (702) 990-3624


                             Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed, since last report)

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ITEM 4 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) The Board of Directors of the Registrant dismissed Merdinger, Fruchter, Rosen & Company, P.C. ("MFR") effective August 6, 2002, and has retained Stonefield Josephson, Inc., as its independent auditor for the fiscal year ended December 31, 2002. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of MFR and the engagement of Stonefield Josephson, Inc., as its independent auditor. None of the reports of MFR on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and MFR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of MFR, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, MFR has not advised the Registrant that:

1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of MFR which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) the scope of the audit should be expanded significantly, or information has come to the attention of MFR that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2001.

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(b) On August 6, 2002 the Registrant engaged Stonefield Josephson, Inc., as its principal accountant to audit the Registrant's financial statements as successor to MFR. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted Stonefield Josephson, Inc., regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did Stonefield Josephson, Inc., provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted Stonefield Josephson, Inc., on any matter that was the subject of a disagreement or a reportable event.

ITEM 7 (c) Exhibits

16.1 The letter regarding Change in Certifying Accountant will be provided in an amended Current Report as soon we receive this letter from our former accountants.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Barrington Foods International, Inc.


Date:    August 19, 2002                   By: /s/ Rendal Williams
                                           -----------------------
                                           Rendal Williams
                                           Chief Executive Officer

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